UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2021

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
23975 Park Sorrento, Suite 300
Calabasas, California 91302
(Address of principal executive offices) (Zip Code)
(805)
413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐

Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐

Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange Act (17 CFR
240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement
Financing Arrangements
On April 15, 2021 American Homes 4 Rent, L.P. (“
Borrower
”), the operating partnership of American Homes 4 Rent (the “
REIT
”), and the REIT, entered into an Amended and Restated Credit Agreement (the “
Credit Agreement
”) with Wells Fargo Bank, National Association, as administrative agent (the “
Agent
”), the financial institutions party thereto as lenders (the “
Lenders
”) and other agents party thereto, which Credit Agreement amends and restates the existing Credit Agreement, dated as of August 17, 2016, among the Borrower, the REIT, the Agent and the financial institutions party thereto as lenders and agents party thereto (the “
Existing Credit Agreement
”). The Credit Agreement amends and restates the Existing Credit Agreement to, among other things, (i) increase the aggregate principal amount available to be borrowed under the revolving credit facility from $800 million to $1.25 billion, (ii) extend the availability period of the revolving credit facility and the maturity of the revolving credit facility, as more fully described below, and (iii) include a sustainability adjustment component to the applicable margin. As of April 15, 2021, $80,000,000 was outstanding under the revolving credit facility.
Revolving loans under the Credit Agreement accrue interest at a per annum rate equal to, at the Borrower’s election, either a LIBOR rate plus a margin ranging from 0.725% to 1.45% or a base rate (determined according to the greater of a prime rate, federal funds rate plus 0.5% or daily LIBOR rate plus 1.0%) plus a margin ranging from 0.00% to 0.45%. In each case, the actual margin is determined according to the REIT’s senior unsecured long term indebtedness credit rating with Standard & Poor’s and Moody’s in effect from time to time (the “
Credit Ratings
”). A facility fee at a rate ranging from 0.125% to 0.30% per annum applies to the aggregate commitments under the revolving credit facility, regardless of whether utilized, with such facility fee determined according to the REIT’s Credit Ratings. Loans owing under the Credit Agreement may be prepaid at any time without premium or penalty, subject to customary breakage costs in the case of borrowings with respect to which a LIBOR rate election is in effect. The Credit Agreement also includes a sustainability component whereby the revolving credit facility pricing can improve upon the REIT’s achievement of certain sustainability ratings, determined via an independent third-party evaluation.
The revolving credit facility under the Credit Agreement has an initial maturity date of April 15, 2025, but may be extended by the Borrower for up to one year through the exercise of two six-month
extension options, in each case, subject to certain customary conditions and the payment of an extension fee of 0.075% of the aggregate amount of the then outstanding revolving commitments.
No subsidiaries of the Borrower are required to provide guaranties under the Credit Agreement, other than certain subsidiaries that either (1) become obligated in respect of other recourse indebtedness of the Borrower, the REIT, or any subsidiary of the Borrower or (2) directly or indirectly own certain unencumbered properties and become obligated in respect of recourse indebtedness.
The Credit Agreement contains customary affirmative and negative covenants that, among other things, require customary reporting obligations, contain obligations for the REIT to maintain its REIT status, and restrict, subject to certain exceptions, the incurrence of liens, the ability of Borrower, the REIT, and the Borrower’s subsidiaries to enter into mergers, consolidations, sales of assets and similar transactions, the making of dividends and other distributions and the consummation of transactions with affiliates. In addition, Borrower will be subject to the following financial maintenance covenants: (1) maximum ratio of total indebtedness to total asset value of 60%, subject to a temporary increase of such level to 65% for up to four calendar quarters following a material acquisition, (2) minimum ratio of EBITDA to fixed charges of 1.50 to 1.00, (3) maximum ratio of secured indebtedness to total asset value of 40%, subject to a temporary increase of such level to 45% for up to four calendar quarters following a material acquisition, (4) maximum ratio of unsecured indebtedness to unencumbered asset value (determined with respect to a pool of unencumbered properties satisfying criteria specified in the Credit Agreement) of 60%, subject to a temporary increase of such level to 65% for up to four calendar quarters following a material acquisition, and (5) minimum ratio of net operating income of certain unencumbered properties to unsecured interest expense of 1.75 to 1.00.
The Credit Agreement contains events of default relating to customary matters, including, among other things, payment defaults, covenant defaults, acceleration of other material indebtedness, bankruptcy events, judgment defaults and change of control events. The occurrence of an event of default will limit the ability of the Borrower to make distributions and may result in the termination of the revolving credit facility, acceleration of repayment obligations and the exercise of other remedies by the Lenders.
The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Credit Agreement, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.
From time to time, the REIT and the Borrower have had customary commercial and/or investment banking relationships with Wells Fargo Bank, National Association and/or certain of its affiliates.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-
Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above under “Financing Arrangements” is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On April 19, 2021, the REIT issued a press release announcing the amendment to the Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K
and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” with the U.S. Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the REIT under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this report:

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated April 15, 2021, by and among American Homes 4 Rent, L.P., as Borrower, American Homes 4 Rent, as Parent, Wells Fargo Bank, National Association, as Agent, and the other lending institutions that are parties thereto, as Lenders.*

99.1	Press release dated April 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and schedules to this agreement have been omitted and will be furnished supplementally upon request to the Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2021	AMERICAN HOMES 4 RENT

	By:	/s/ Sara H. Vogt-Lowell
Name: Sara H. Vogt-Lowell
Title: Chief Legal Officer

AMERICAN HOMES 4 RENT, L.P.

	By:	American Homes 4 Rent, its General Partner
	By:	/s/ Sara H. Vogt-Lowell
Name: Sara H. Vogt-Lowell
Title: Chief Legal Officer